UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2007
SANDY SPRING BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No)
17801 Georgia Avenue, Olney, Maryland 20832
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (301) 774-6400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
A transcript of the Sandy Spring Bancorp, Inc. earnings call, held on January 25, 2007, “Additional Information about the Proposed Merger with Potomac,” and “Additional Information about the Proposed Merger with CN Bancorp” are included in the attached Exhibit 99.
Item 8.01 Other Events.
The disclosure under Item 7.01 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits. Exhibit 99.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.

By:	/s/ Hunter R. Hollar

Hunter R. Hollar
President and Chief Executive Officer
Dated: January 30, 2007